PARTIAL SATISFACTION OF PROMISSORY NOTE

In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby confirms the partial satisfaction of that certain Promissory Note dated the 27th day of February, 2009 in the original principal amount of $15,000.00. By execution hereof, the undersigned Payee acknowledges payment of the sum of $3,600.00 ("Note Reduction") by the Maker, PMX Communities, Inc., a Nevada corporation, and directs that the Note reduction be reflected on the books and records of the Maker.

In Witness Whereof, I have set my hand and seal as of the 30th day of June, 2009.

Payee


/s/Mark R. Connell
-------------------------------
Mark R. Connell



                  PARTIAL SATISFACTION OF PROMISSORY NOTE

In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby confirms the partial satisfaction of that certain Promissory Note dated the 25th day of June, 2009 in the original principal amount of $10,000.00. By execution hereof, the undersigned Payee acknowledges payment of the sum of $2,400.00 ("Note Reduction") by the Maker, PMX Communities, Inc., a Nevada corporation, and directs that the Note reduction be reflected on the books and records of the Maker.

In Witness Whereof, I have set my hand and seal as of the 30th day of June 2009.

Payee


/s/Glenn E.J. Murphy
-------------------------------
Glenn E.J. Murphy




                  PARTIAL SATISFACTION OF PROMISSORY NOTE

In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby confirms the partial satisfaction of that certain Promissory Note dated the 13th day of February, 2009 in the original principal amount of $40,000.00. By execution hereof, the undersigned Payee acknowledges payment of the sum of $9,600.00 ("Note Reduction") by the Maker, PMX Communities, Inc., a Nevada corporation, and directs that the Note reduction be reflected on the books and records of the Maker.

In Witness Whereof, I have set my hand and seal as of the 30th day of June 2009.

Payee


/s/Mark B. Goldstein
-------------------------------
Mark B. Goldstein




                  PARTIAL SATISFACTION OF PROMISSORY NOTE

In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby confirms the partial satisfaction of that certain Promissory Note dated the 8th day of March, 2009 in the original principal amount of $15,000.00. By execution hereof, the undersigned Payee acknowledges payment of the sum of $3,600.00 ("Note Reduction") by the Maker, PMX Communities, Inc., a Nevada corporation, and directs that the Note reduction be reflected on the books and records of the Maker.

In Witness Whereof, I have set my hand and seal as of the 30th day of June 2009.

Payee


/s/Andrew T. Goldstein
-------------------------------
Andrew T. Goldstein




                  PARTIAL SATISFACTION OF PROMISSORY NOTE

In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby confirms the partial satisfaction of that certain Promissory Note dated the 19th day of June, 2009 in the original principal amount of $15,000.00. By execution hereof, the undersigned Payee acknowledges payment of the sum of $3,600.00 ("Note Reduction") by the Maker, PMX Communities, Inc., a Nevada corporation, and directs that the Note reduction be reflected on the books and records of the Maker.

In Witness Whereof, I have set my hand and seal as of the 30th day of June 2009.

Payee


/s/Philip A. Liberty
-------------------------------
Philip A. Liberty

/s/Cynthia Liberty
-------------------------------
Cynthia Liberty




                  PARTIAL SATISFACTION OF PROMISSORY NOTE

In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby confirms the partial satisfaction of that certain Promissory Note dated the 13th day of February, 2009 in the original principal amount of $30,000.00. By execution hereof, the undersigned Payee acknowledges payment of the sum of $7,200.00 ("Note Reduction") by the Maker, PMX Communities, Inc., a Nevada corporation, and directs that the Note reduction be reflected on the books and records of the Maker.

In Witness Whereof, I have set my hand and seal as of the 30th day of June 2009.

Payee


/s/Barry G. Roderman
-------------------------------
Barry G. Roderman